Exhibit 99.1

                S1 CORPORATION REPORTS FIRST QUARTER 2006 RESULTS

    Customer-Alignment of Business Segments Contributes to Strong Performance

ATLANTA, April 26 /PRNewswire-FirstCall/ -- S1 Corporation (Nasdaq: SONE), a leading global provider of customer interaction financial and payment solutions, today announced financial results for the first quarter ended March 31, 2006.

    o Revenue for the first quarter of 2006 was $48.5 million compared to $46.0 million in the quarter ended December 31, 2005.

    o Net loss from continuing operations was $1.0 million in the first quarter of 2006, including approximately $1.6 million in stock-based compensation recorded with the adoption of SFAS 123R and $333,000 of restructuring costs related to actions announced in the fourth quarter of 2005. Excluding stock-based compensation and restructuring charges, the Company had income from continuing operations of $0.9 million in the first quarter.

    o Adjusted EBITDA(1) for the first quarter of 2006 was $3.2 million. The Company ended the quarter with $115 million in cash and investments after paying the final $14 million of contingent purchase price for Mosaic Software. Adjusted EBITDA is described and reconciled to our GAAP operating loss below.

Going forward, in addition to the Risk and Compliance Segment, S1 will report the results of two new operating segments, which were previously reported as the combined Financial Institution Segment. These segments are the Enterprise Segment, which will represent North America retail banking solutions, global wholesale banking solutions, and State Farm; and the Postilion Segment, which will represent the community financial business, the global ATM/payments business, and the retail banking business outside of North America. Selected results for these segments for first quarter of 2006 are presented below.

    o The Enterprise Segment had revenue of $25.9 million, up $1.9 million from the fourth quarter of 2005, and generated an operating loss of $2.0 million, including approximately $1.1 million of the stock-based compensation.

    o The Postilion Segment had revenue of $17.5 million, up $1.9 million from the fourth quarter of 2005, and operating income of $390,000, including approximately $378,000 of the stock-based compensation.

    o The Risk and Compliance Segment had revenue of $5.1 million, down $1.2 million from the fourth quarter of 2005, and generated an operating loss of $251,000, including approximately $63,000 of the stock based-compensation.

"I am extremely pleased with the results in our first full quarter under our new structure," said James S. Mahan III, Chairman and CEO of S1 Corporation. "The positive feedback from our Enterprise 3.5 customers and the delivery of multi-factor authentication solutions to our community bank customers point to the progress we are making against our plan to deliver long-term value to our shareholders, customers and employees."

"Evidenced by our rapid improvement in the first quarter and our continued momentum in the current quarter, the S1 Board and management team unanimously believe that the right thing to do is to stay the course," continued Mr. Mahan. "We believe there is significant potential embedded in our Enterprise product suite that will be realized as we execute against our product delivery and go-to-market plans."

Under its new customer-oriented structure, S1 achieved several milestones this quarter that contributed to the Company's first quarter performance:

         o Product Quality and Delivery: In February, the Company released all of its Enterprise 3.5 products, which include branch and call center automation, retail and business Internet banking, and analytical solutions, to the Managed Introduction Program participants. Early indications from the S1 teams working with of the nine financial institutions on this whole-organization readiness program have been positive, and the Company anticipates a broader rollout of these solutions to the market in the third and fourth quarters of this year. The best practices that were implemented in the Company's global engineering and development organization, along with the extra time given to the Enterprise team, have delivered solid results in the latest versions of these solutions. For the community bank market, S1 made significant strides in delivering a multi-factor authentication ready solution, with several customers currently testing the solution. In addition, the team is working on the next generation self-service banking solutions that are being developed and working aggressively with select customers on the prototype to refine the direction of this new solution, with an anticipated rollout later this year.

         o Customer Satisfaction and Growth: S1 continued to concentrate on customer satisfaction across all areas of its business. In the Enterprise Segment, customer upgrades to a more current version of the Enterprise suite began, and the Company believes this will be a critical step in improving satisfaction and reducing costs. During the quarter, the Enterprise Segment posted several wins with new and existing customers. In addition, S1 took a large European-based institution live on its Personal Banking product in its U.S. Data Center. The Postilion Segment added eight customers, including community banks, processors, and several large European and Middle Eastern financial institutions on its ATM/payments product.


(1) ADJUSTED EBITDA RECONCILIATION

         Operating loss                          $      (1,873)
         Stock based compensation                        1,576
         Restructuring costs                               333
         Depreciation                                    1,858
         Amortization                                    1,263
                                                 -------------
Adjusted EBITDA                                  $       3,157
                                                 =============

(1) The Company defines adjusted EBITDA as earnings before interest, taxes, depreciation, and amortization, stock-based compensation and restructuring charges.

CONFERENCE CALL INFORMATION

Company management will host a conference call for interested parties to discuss its first quarter results on Wednesday, April 26, 2006, at 5:30 p.m. EDT. A live webcast of the call will be available through the Company's website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the call will be available through May 3, 2006 on the Company's website.

ABOUT S1

S1 Corporation (NASDAQ: SONE) delivers customer interaction software for financial and payment services and offers unique solution sets for financial institutions, retailers, and processors. S1 employs 1,500 people in operations throughout North America, Europe and Middle East, Africa, and Asia-Pacific regions. Worldwide, more than 3,000 customers use S1 software solutions, which are comprised of applications that address virtually every market segment and delivery channel. S1 partners with best-in-class organizations to provide flexible and extensible software solutions for its customers. Additional information about S1 is available at www.s1.com.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov ) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.

Investor Contact:
John Stone
Chief Financial Officer, S1 Corporation
404.923.3500
john.stone@s1.com

Press Contact:
Chris Watson
Vice President of Marketing, S1 Corporation
404.923.6775
Chris.watson@s1.com

                                 S1 CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except share and per share data)
                                   (Unaudited)

                                                                           THREE MONTHS ENDED
                                                             ---------------------------------------------
                                                               3/31/2005       12/31/2005      3/31/2006
                                                             -------------   -------------   -------------
REVENUES:
  Software licenses                                          $      11,602   $       7,881   $       7,595
  Support and maintenance                                           13,379          12,240          12,593
  Professional services                                             20,521          14,653          16,191
  Data center                                                        9,664          10,272          11,586
  Other                                                                312             910             571
                                                             -------------   -------------   -------------
     Total revenues                                                 55,478          45,956          48,536
                                                             -------------   -------------   -------------
OPERATING EXPENSES:
  Cost of software licenses                                          1,631           1,445           1,190
  Cost of professional services, support
   and maintenance *                                                17,454          19,435          16,812
  Cost of data center *                                              4,849           5,199           5,416
  Cost of other revenue                                                169           1,093             321
  Selling and marketing *                                            7,512           6,620           6,531
  Product development *                                             12,283          10,743          10,706
  General and administrative *                                       7,866           8,705           6,910
  Restructuring costs                                                    -          10,775             333
  Depreciation                                                       2,408           2,167           1,858
  Amortization of other intangible assets                              329             307             332
                                                             -------------   -------------   -------------
     Total operating expenses                                       54,501          66,489          50,409
                                                             -------------   -------------   -------------
Operating income  (loss)                                               977         (20,533)         (1,873)
Interest and other income, net                                         190             231           1,222
Income tax expense                                                    (437)           (371)           (347)
                                                             -------------   -------------   -------------
Income (loss) from continuing operations, net of tax         $         730   $     (20,673)  $        (998)
(Loss) gain from discontinued operations                               (10)         24,076             554
                                                             -------------   -------------   -------------
Net income (loss)                                            $         720   $       3,403   $        (444)
                                                             =============   =============   =============

NET INCOME (LOSS) PER SHARE:
BASIC:
Continuing operations                                        $        0.01   $       (0.29)  $       (0.01)
Discontinued operations                                                  -            0.34               -
                                                             -------------   -------------   -------------
Net income (loss)                                            $        0.01   $        0.05   $       (0.01)
                                                             =============   =============   =============
DILUTED:
Continuing operations                                        $        0.01   $       (0.29)  $       (0.01)
Discontinued operations                                                  -            0.34               -
                                                             -------------   -------------   -------------
Net income (loss)                                            $        0.01   $        0.05   $       (0.01)
                                                             =============   =============   =============

Weighted average common shares outstanding - basic              70,593,614      70,351,999      70,422,757
Weighted average common shares and equivalents - diluted        72,494,535             n/a             n/a

GROSS MARGIN PERCENTAGES:
 Software licenses                                                      86%             82%             84%
 Professional services, support and maintenance                         49%             28%             42%
 Data center                                                            50%             49%             53%
 Other                                                                  46%            (20)%            44%
                                                             -------------   -------------   -------------
 Total gross margin                                                     57%             41%             51%
                                                             =============   =============   =============

* Includes stock based compensation expense of:
   Professional services, support and maintenance            $           -   $           -   $         163
   Data center                                                           -               -              35
   Selling and marketing                                                 -               -             411
   Product development                                                   -               -             404
   General and administrative                                            -               -             563
                                                             -------------   -------------   -------------
                                                             $           -   $           -   $       1,576
                                                             =============   =============   =============

                                 S1 CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                   (Unaudited)

                                                            MARCH 31,      DECEMBER 31,
                                                              2006            2005
                                                          -------------   -------------
                        ASSETS
Current assets:
  Cash and cash equivalents                               $      83,123   $      85,108
  Short-term investments                                         31,971          44,170
  Accounts receivable, net                                       52,320          48,659
  Prepaid expenses                                                5,270           4,885
  Other current assets                                            4,683           3,870
                                                          -------------   -------------
      Total current assets                                      177,367         186,692
  Property and equipment, net                                    12,863          11,351
  Intangible assets, net                                         17,112          18,375
  Goodwill, net                                                 126,863         125,808
  Other assets                                                    2,120           2,297
                                                          -------------   -------------
      Total assets                                        $     336,325   $     344,523
                                                          =============   =============

         LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                        $       4,863   $       5,292
  Accrued compensation and benefits                               7,253           8,267
  Accrued other expenses and restructuring                       20,526          25,262
  Accrued purchase price consideration                                -          12,900
  Deferred revenues                                              36,552          27,499
                                                          -------------   -------------
  Current portion of capital lease obligation                     1,202           1,222
      Total current liabilities                                  70,396          80,442
  Other liabilities                                              10,757          11,695
                                                          -------------   -------------
      Total liabilities                                          81,153          92,137
                                                          -------------   -------------
Stockholders' equity:
  Preferred stock                                                10,000          10,000
  Common stock                                                      749             744
  Additional paid-in capital                                  1,919,017       1,915,617
  Treasury stock                                                (25,000)        (25,000)
  Accumulated deficit                                        (1,647,648)     (1,647,204)
  Accumulated other comprehensive income                         (1,946)         (1,771)
                                                          -------------   -------------
      Total stockholders' equity                                255,172         252,386
                                                          -------------   -------------
      Total liabilities and stockholders' equity          $     336,325   $     344,523
                                                          =============   =============

                            S1 CORPORATION
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (In thousands)
                              (Unaudited)

                                                                          THREE MONTHS ENDED
                                                                    ------------------------------
                                                                      MARCH 31,        MARCH 31,
                                                                        2006             2005
                                                                    -------------    -------------
Cash flows from operating activities:
   Net (loss) income                                                $        (444)   $         720
   Adjustments to reconcile net (loss) income to net cash
     used in operating activities:
   Depreciation and amortization                                            3,121            3,793
   Gain on disposal of discontinued operations                               (554)               -
   Provision for doubtful accounts receivable and
     billing adjustments                                                      570            1,150
   Stock based compensation expense                                         1,576                -
   Changes in assets and liabilities, excluding
    effects of acquisition:
      Increase in accounts receivable                                      (4,330)          (9,233)
      (Increase) decrease in prepaid expenses and other assets             (1,090)           1,804
      Decrease in accounts payable                                           (528)            (879)
      Decrease in accrued expenses and other liabilities                   (6,344)         (10,631)
      Increase in deferred revenues                                         9,036            8,227
                                                                    -------------    -------------
         Net cash provided by (used in) operating activities                1,013           (5,049)
         Net cash (used in) provided by investing activities               (4,617)           4,292
         Net cash provided by (used in) financing activities                1,527           (1,731)
Effect of exchange rate changes on cash and cash equivalents                   92             (204)
                                                                    -------------    -------------
Net decrease in cash and cash equivalents                                  (1,985)          (2,692)
Cash and cash equivalents at beginning of period                           85,108           43,223
                                                                    -------------    -------------
Cash and cash equivalents at end of period                          $      83,123    $      40,531
                                                                    =============    =============

                                 S1 CORPORATION
                                 SEGMENT RESULTS
                      FOR THE QUARTER ENDED MARCH 31, 2006
                                 (In thousands)
                                   (Unaudited)

                                                                                       RISK &
                                                        ENTERPRISE      POSTILION     COMPLIANCE       TOTAL
                                                       ------------   ------------   ------------   ------------
REVENUES:
    Software licenses                                  $      2,870   $      3,173   $      1,552   $      7,595
    Support and maintenance                                   5,522          5,135          1,936         12,593
    Professional services                                    12,123          2,498          1,570         16,191
    Data center                                               5,211          6,375              -         11,586
    Other                                                       165            368             38            571
                                                       ------------   ------------   ------------   ------------
Total Revenue:                                               25,891         17,549          5,096         48,536
                                                       ------------   ------------   ------------   ------------
OPERATING EXPENSES:
    Cost of software licenses                                   595            435            160          1,190
    Cost of professional services,
      support and maintenance *                               9,711          4,979          2,122         16,812
    Cost of data center *                                     2,672          2,744              -          5,416
    Cost of other revenue                                        17            299              5            321
    Selling and marketing *                                   2,639          3,236            656          6,531
    Product development *                                     7,859          1,748          1,099         10,706
    General and administrative *                              2,911          2,805          1,194          6,910
    Restructuring costs                                         307             26              -            333
    Depreciation                                              1,089            663            106          1,858
    Amortization of other intangible assets                     103            224              5            332
                                                       ------------   ------------   ------------   ------------
        Total operating expenses                             27,903         17,159          5,347         50,409
                                                       ------------   ------------   ------------   ------------
Operating (loss) income                                $     (2,012)  $        390   $       (251)  $     (1,873)
                                                       ============   ============   ============   ============
Adjusted EBITDA                                        $      1,069   $      2,140   $        (52)  $      3,157
                                                       ============   ============   ============   ============

Reconciliation to EBITDA:
    Operating (loss) income                            $     (2,012)  $        390   $       (251)  $     (1,873)
    Stock based compensation                                  1,135            378             63          1,576
    Restructuring                                               307             26              -            333
    Depreciation                                              1,089            663            106          1,858
    Amortization                                                550            683             30          1,263
                                                       ------------   ------------   ------------   ------------
Adjusted EBITDA                                        $      1,069   $      2,140   $        (52)  $      3,157
                                                       ============   ============   ============   ============

* Includes stock compensation costs of:
   Professional services, support and maintenance               130             32              1            163
   Data center                                                   22             13              -             35
   Selling and marketing                                        317             94              -            411
   Product development                                          388              7              9            404
   General and administrative                                   278            232             53            563

                                 S1 CORPORATION
                                 SEGMENT RESULTS
                     FOR THE QUARTER ENDED DECEMBER 31, 2005
                                 (In thousands)

                                   (Unaudited)

                                                                                     RISK &
                                                     ENTERPRISE     POSTILION      COMPLIANCE        TOTAL
                                                    ------------   ------------   ------------   ------------
REVENUES:
    Software licenses                               $      2,433   $      2,834   $      2,614   $      7,881
    Support and maintenance                                5,744          4,609          1,887         12,240
    Professional services                                 10,816          2,061          1,776         14,653
    Data center                                            4,283          5,989              -         10,272
    Other                                                    716            190              4            910
                                                    ------------   ------------   ------------   ------------
Total Revenue:                                            23,992         15,683          6,281         45,956
                                                    ------------   ------------   ------------   ------------

OPERATING EXPENSES:
    Cost of software licenses                                612            642            191          1,445
    Cost of professional services, support and
    maintenance                                           11,928          5,087          2,420         19,435
    Cost of data center                                    2,775          2,424              -          5,199
    Cost of other revenue                                    801            276             16          1,093
    Selling and marketing                                  2,593          3,115            912          6,620
    Product development                                    7,126          1,851          1,766         10,743
    General and administrative                             4,257          3,463            985          8,705
    Restructuring costs                                    5,866          4,909              -         10,775
    Depreciation                                           1,274            791            102          2,167
    Amortization of other intangible assets                  100            222            (15)           307
                                                    ------------   ------------   ------------   ------------
        Total operating expenses                          37,332         22,780          6,377         66,489
                                                    ------------   ------------   ------------   ------------

Operating (loss) income                             $    (13,340)  $     (7,097)  $        (96)  $    (20,533)
                                                    ============   ============   ============   ============

Adjusted EBITDA                                     $     (5,653)  $       (716)  $         36   $     (6,333)
                                                    ============   ============   ============   ============

Reconciliation to EBITDA:
    Operating loss                                  $    (13,340)  $     (7,097)  $        (96)  $    (20,533)
    Restructuring                                          5,866          4,909              -         10,775
    Depreciation                                           1,274            791            102          2,167
    Amortization                                             547            681             30          1,258
                                                    ------------   ------------   ------------   ------------
Adjusted EBITDA                                     $     (5,653)  $       (716)  $         36   $     (6,333)
                                                    ============   ============   ============   ============

                                 S1 CORPORATION
                                 SEGMENT RESULTS
                      FOR THE QUARTER ENDED MARCH 31, 2005
                                 (In thousands)
                                   (Unaudited)

                                                                                    RISK &
                                                    ENTERPRISE      POSTILION     COMPLIANCE        TOTAL
                                                   ------------   ------------   ------------   ------------
REVENUES:
    Software licenses                              $      3,497   $      6,081   $      2,024   $     11,602
    Support and maintenance                               6,391          5,209          1,779         13,379
    Professional services                                16,225          2,156          2,140         20,521
    Data center                                           4,306          5,358              -          9,664
    Other                                                   249             54              9            312
                                                   ------------   ------------   ------------   ------------
Total Revenue:                                           30,668         18,858          5,952         55,478
                                                   ------------   ------------   ------------   ------------

OPERATING EXPENSES:
    Cost of software licenses                               407            807            417          1,631
    Cost of professional services, support and
    maintenance                                          10,776          4,619          2,059         17,454
    Cost of data center                                   2,755          2,094              -          4,849
    Cost of other revenue                                   188             20            (39)           169
    Selling and marketing                                 3,687          3,247            578          7,512
    Product development                                   9,185          1,979          1,119         12,283
    General and administrative                            3,031          3,600          1,235          7,866
    Restructuring costs                                       -              -              -              -
    Depreciation                                          1,482            836             90          2,408
    Amortization of other intangible assets                 104            225              -            329
                                                   ------------   ------------   ------------   ------------
        Total operating expenses                         31,615         17,427          5,459         54,501
                                                   ------------   ------------   ------------   ------------

Operating (loss) income                            $       (947)  $      1,431   $        493   $        977
                                                   ============   ============   ============   ============

Adjusted EBITDA                                    $      1,084   $      2,950   $        583   $      4,617
                                                   ============   ============   ============   ============

Reconciliation to EBITDA:
    Operating (loss) income                        $       (947)  $      1,431   $        493   $        977
    Stock based compensation                                  -              -              -              -
    Depreciation                                          1,482            836             90          2,408
    Amortization                                            549            683              -          1,232
                                                   ------------   ------------   ------------   ------------
Adjusted EBITDA                                    $      1,084   $      2,950   $        583   $      4,617
                                                   ============   ============   ============   ============

SOURCE  S1 Corporation
    -0-                             04/26/2006
    /CONTACT: Investors, John Stone, Chief Financial Officer, +1-404-923-3500, or john.stone@s1.com, or Press, Chris Watson, Vice President of Marketing, +1-404-923-6775, or Chris.watson@s1.com, both of S1 Corporation/
    /Web site:  http://www.s1.com/
    (SONE)